UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2008

Pinnacle Value Fund Annual Report                                                   Dec. 31, 2008

Dear Fellow Shareholders,

As you can see from the box scores below, we had a disappointing year. While we managed to beat the benchmark Russell 2000, we should have done much better given our large cash holdings.  Our mistakes are well documented in our June 30 Semi-Annual Report and the final Sinners table looks largely the same. The good news is we still have plenty of cash and have been deploying it on a consistent basis.

Total Return                                        2008             2007          2006        2005        2004

Pinnacle Value Fund                             (16.9)%        15.4%        13.2%       8.5%      19.6%

Russell 2000                                          (33.8)           (1.5)           18.4          4.6         18.3

S&P 500                                                (37.0)%        (5.6)%        15.8%       4.9%     10.9%

All returns include dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.

As you can see from the portfolio, we added several new names and ended the year with 55 positions. We added new positions in the Manufactured Housing/Recreational Vehicle (RV) group which has been bumping along bottom for months. Manufacturing housing sales peaked at 373,000 units in 1998 before collapsing to 80,000 units in 2008 (down 79%). While manufactured housing quality has improved dramatically in recent years, low mortgage rates and questionable underwriting standards put home buyers into conventional site built homes instead. Historically, when housing does rebound, it is manufactured housing which leads the way. RV sales are also down dramatically in recent years on declining consumer confidence, high gasoline prices and affordability issues. When the economy improves, we believe that retiring baby boomers will show renewed appetites for manufactured homes (in warmer climates) and RVs.

You’ll also notice we bought several closed end funds (CEFs) . Many are down 60-80% from recent highs and were purchased at significant discounts to underlying Net Asset Values (NAVs). Closed end funds offer several advantages. They allow us to own a diversified basket of stocks representing a particular country or industry. In times of distress, they can often be acquired at a substantial discount to NAV. When the market improves, the underlying stocks appreciate AND the discount narrows providing a “double whammy” on the upside. Finally, CEFs are often magnets for activists seeking to unlock shareholder value. Often they will “convince” CEFs to buy back shares, convert to an open ended fund or in some cases liquidate, often resulting in a higher share price.

After years of patience, we were able to acquire some “net-nets”. Those of you who follow Ben Graham (Buffett’s professor at Columbia) know that Graham had a fondness for statistically cheap stocks. He was especially attracted to shares trading at a discount to net-net working capital. How’s that calculated?  Start with current assets (cash, inventories, accounts receivable, etc.) and subtract all liabilities (current and non-current). If the result is still positive, divide by shares outstanding to arrive at a “net-net”  value per share.  At this price you’re getting the non-current assets (property, plant & equipment, patents, deferred tax assets, etc,) for free. Graham suggests buying such nuggets at  2/3 or less of “net-net” working capital and selling when the price rebounds to 100% of “net-net”. Along the way you make 50% with a good margin of safety.

What inning are we in?

Some of you have asked what inning of the “crisis” we’re in.  It depends which “crisis”.

With the Fed and Treasury willing to backstop just about any major financial institution, the risk of one of these failing and setting off a rapid decline like we had last Fall is probably fairly small. I’d say we are well through the “financial crisis”. Regarding the “economic crisis”, there are big cross currents at work. On a positive note, enormous fiscal/monetary stimulus is coming, the timing and amount of which has yet to be determined. But this is battling an undertow of rising unemployment, lower economic activity , collapsed housing/credit markets and low consumer and business confidence.

As for the “funding crisis” and potential problems for the dollar and bonds, I don’t think many folks realize this game has been scheduled. Whether the stimulus package works remains to be seen but we will most likely see higher inflation and/or higher taxes neither of which are good for the economy. Large deficits risk pushing up interest rates and interfering with an economic recovery down the road.  Finally, if the dollar weakens and overseas holders of our dollar denominated securities continue to see their principal erode, one wonders if they say “enough” and demand a higher interest rate or worse, sell.

My guess is the market moves sideways for many months punctuated by rallies and declines reflecting investor sentiment. We won’t predict how long the recession will last or how deep it will be. We’ll continue our strategy of buying well managed companies with strong balance sheets and the resources to withstand the current decline and emerge ready to do business. Volatility continues to be our friend, allowing us to accumulate shares at reasonable prices on most down days. We’ve learned that ironically, the “right” investment move almost always feels “wrong” at the ideal time.

Currently, about 50% of the R2000 stocks are trading under $10/sh. History shows that when the market rises, these low priced stocks do very well. At year end, about 63% of our stock portfolio was in shares trading below  $10 and we are buying more….

Shareholder Distribution

As you know, the Fund recently paid a taxable distribution over 80% of which is subject to favorable long term capital gains treatment for shares held in taxable accounts. While making a taxable distribution in a year of negative results is never appealing, successful investing is a process of planting and harvesting. We harvested gains on securities that we believed were fully valued early in the year before the market collapse. With the benefit of hindsight, we should have sold more. The increased taxes owed would have been far less than the value decline incurred by not selling and we would have ended the year with a higher NAV. We did some tax loss selling to offset part of the gains. In the end, we held on to many of our Sinners believing that time and more rational markets will allow many to recover. Finally, if there is a year to realize long term gains, 2008 might be as good as it gets since the new administration may raise capital gains taxes.

By now you should have received your Dec. 31 statement. As always, should you have any questions or concerns about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support.

John E. Deysher                                                                                Pinnacle Value Fund

President & Portfolio Manager                                                        1414 Sixth Ave.-900

212-508-4537                                                                                    New York, NY  10019

.

TOP 10 POSITIONS                                                                                    % net assets

1. MVC Capital- Business Development Company                                                   4.2%

2. First Acceptance Corp.- Auto insurance for low income customers                      3.3

3. Zapata Corp.- Cash rich corporate shell seeking acquisition(s)                              2.7

4. Preferred Bank- Chinese American commercial bank                                            2.6

5. WHX Corp.- Holding Co.- multiple industrial companies                                      2.6

6. Argan, Inc.- Power plant construction, nutraceuticals, telcom services                  2.2

7. Capital Southwest- Business Development Company                                            1.8

8. Hancock Bank & Thrift Fund- Closed end fund specializing banks/thrifts            1.7

9. Hallmark Insurance- Specialty property & casualty insurer                                    1.5

10. Wesco Financial- Holding Co.- insurance, furniture rentals, steel service ctr.     1.3

                                                                                            Total                               23.9%

YTD TOP 5 Winners (realized & unrealized gains)

1.Proshares Ultrashort Oil & Gas ETF                                                                  $416,840

2. XLF, IWM Put options                                                                                        275,740

3. Centre Financial                                                                                                   271,420

4. Hallmark Financial                                                                                               246,660

5. Flanders Corp.                                                                                                      217,900

                                                                                             Total                       $1,428,560

YTD TOP 5 Sinners (realized & unrealized losses)

1. WHX Corp.                                                                                                      $2,097,940

2. Corus Bank                                                                                                        1,564,060

3. Asta Funding                                                                                                     1,183,710

4. Conrad Industries                                                                                                 997,850

5. MVC Capital                                                                                                       887,190

                                                                                             Total                       $6,730,750

SECURITY CLASSIFICATIONS

Government Money Market Fund                                                                   $31,841,500

Financial Services                                                                                                7,315,900

Conglomerates                                                                                                     3,916,000

Closed End & Exchange Traded Funds                                                               3,920,800

Insurance                                                                                                              3,724,400

Industrial Goods & Services                                                                                3,053,100

Commercial Banks                                                                                               1,807,000

Consumer Goods & Services                                                                                1,786,400

                                                                                             Total                    $57,365,100

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2008

	1 Year	Since Inception
Pinnacle Value Fund	-16.87%	8.56%
Russell 2000 Index	-33.79%	6.13%

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			December 31, 2008
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Commercial Banks
295,500	Corus Bankshares, Inc.	$ 1,795,164	$ 328,005
246,500	Preferred Bank	2,022,285	1,479,000
		3,817,449	1,807,005	3.15%

Conglomerate
117,951	Argan, Inc. *	469,849	1,285,666
1,700	Leucadia National Corp. *	23,375	33,660
142,049	Regency Affiliates *	750,235	355,123
2,667	Wesco Financial Corp.	952,998	767,829
184,211	WHX Corp. *	5,205,701	1,473,691
		7,402,158	3,915,969	6.82%

Electronic Components
192,500	Nu Horizons Electronics Corp. *	227,756	331,100	0.58%

Fabricated Metal Products
130,900	Hardinge, Inc.	670,874	528,836
7,500	Keystone Consol Industries, Inc. *	66,584	45,000
		737,458	573,836	1.00%

Financial Services
199,200	Asta Funding, Inc.	1,725,234	541,824
330,845	BKF Capital Group, Inc.	1,200,242	264,676
512,840	Cadus Corp. *	828,076	692,334
9,300	Capital Southwest Corp.	847,801	1,005,888
271,570	CoSine Communications, Inc. *	668,134	475,247
117,200	Kent Financial Services, Inc. *	265,452	175,800
218,600	MVC Capital, Inc.	2,588,494	2,398,042
170,650	Novt Corp. *	400,596	199,661
259,100	Zapata Corp. *	1,742,223	1,562,373
		10,266,252	7,315,845	12.75%

Furniture & Fixtures
90,510	Flexsteel Industries, Inc.	833,023	605,512	1.06%

Industrial Instruments For Measurement, Display, and Control
50,200	Electronic Sensors, Inc.	199,619	160,640	0.28%

Insurance
400	Alleghany Corp. *	76,092	112,800
647,900	First Acceptance Corp. *	2,304,863	1,878,910
97,700	Hallmark Financial Services, Inc. *	610,170	856,829
24,400	Independence Holding Co.	116,279	88,084
23,900	Montpelier Re Holdings Ltd.	351,847	401,281
8,050	Safety Insurance Group, Inc.	272,771	306,383
300	White Moutain Insurance Group Ltd.	64,809	80,130
		3,796,831	3,724,417	6.49%

IT Services
281,500	New Horizons Worldwide Inc. *	157,640	239,275
104,600	Technology Solutions Company *	760,456	109,830
		918,096	349,105	0.61%

Mobile Homes
31,600	Nobility Homes, Inc.	252,363	249,956
16,600	Skyline Corp.	283,686	331,834
21,300	Thor Industries, Inc.	267,244	280,734
		803,293	862,524	1.50%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	69,480	0.12%

Optical Instruments & Lenses
522,705	Meade Instruments Corp. *	768,633	50,284
34,100	Perceptron, Inc. *	111,406	115,940
		880,039	166,224	0.29%

Security Services
11,800	Napco Security Systems, Inc. *	12,154	15,104
1,627,683	Sielox, Inc. *	554,777	105,799
		566,931	120,903	0.21%

Ship & Boat Building & Repairing
83,272	Conrad Industries, Inc. *	103,734	437,178	0.76%

Real Estate Investment Trusts
533	USA Real Estate Investors Trust *	249,424	199,875	0.35%

Retail-Family Clothing Stores
159,100	Stein Mart, Inc. *	588,219	179,783	0.31%

Trucking
53,700	P.A.M. Transportation Services, Inc. *	260,247	375,900	0.66%

Textile Mill Products
250,455	International Textile Group, Inc. *	305,378	12,523	0.02%

Total for Common Stock		$ 32,415,456	$ 21,207,819	36.96%

Preferreds
51,970	Aristotle Corp. Pfd - I *	408,688	394,972

Total for Preferred Stock		$ 408,688	$ 394,972	0.69%

Closed-End & Exchange Traded Funds
6,700	Central Europe & Russia Fund, Inc.	107,222	110,081
24,500	H&Q Life Sciences Investors	168,133	211,680
23,300	i-Shares Russell Microcap Index	720,985	742,105
16,400	Japan Smaller Capitalization Fund, Inc.	106,893	119,064
70,100	John Hancock Bank & Thrift Opportunity Fund	1,087,215	962,473
1,010	Korea Fund, Inc. *	90,707	34,764
91,300	New Ireland Fund	739,028	420,893
20,900	Singapore Fund, Inc.	150,526	162,184
30,900	Turkish Fund, Inc.	155,297	182,310
14,000	UltraShort Lehman 20 Proshares	504,806	528,220
75,000	Western Asset High Income Fund	416,321	447,000

Total for Closed-End & Exchange Traded Funds		$ 4,247,133	$ 3,920,774	6.83%

SHORT TERM INVESTMENTS
Money Market Fund
33,070,947	First American Government Obligation Fund Cl Z 0.93% **	33,070,947	33,070,947	57.63%

Total for Short Term Investments		$ 33,070,947	$ 33,070,947	57.63%

	Total Investments	$ 70,142,224	$ 58,594,512	102.11%

	Liabilities in excess of other Assets		(1,229,434)	(2.11)%

	Net Assets		$ 57,365,078	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2008

Assets:
Investment Securities at Market Value	$ 58,594,512
(Identified Cost $ 70,142,224)
Cash	1,000
Receivables:
Dividends and Interest	335,812
Prepaid Expenses	8,052
Shareholder Subscriptions	30,675
Securities Sold	2,574
Total Assets	58,972,625
Liabilities:
Payable to Advisor	779,756
Accrued Expenses	21,631
Shareholder Redemptions	117,419
Securities Purchased	688,741
Total Liabilities	1,607,547
Net Assets	$ 57,365,078
Net Assets Consist of:
Paid-In Capital	$ 68,831,651
Accumulated Realized Gain on Investments - Net	81,139
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(11,547,712)
Net Assets	$ 57,365,078
Net Asset Value and Redemption Price
Per Share (57,365,078/5,010,407 shares outstanding) , no par value, unlimited
shares authorized	$ 11.45

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2008

Investment Income:
Dividends	$ 773,755
Interest	852,304
Total Investment Income	1,626,059
Expenses:
Investment Advisor Fees (Note 3)	795,679
Transfer Agent & Fund Accounting Fees	45,557
Insurance Fees	16,563
Custodial Fees	20,585
Audit Fees	13,527
Registration Fees	7,990
Trustee Fees	6,309
Legal Fees	4,992
Miscellaneous Fees	1,940
Printing & Mailing Fees	3,214
Total Expenses	916,356
Expense Recapture (Note 3)	32,093
Net Expenses	948,449

Net Investment Income	677,610

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	3,597,397
Long Term Capital Gains from Investment Companies	183,012
Realized Gain on Options	275,774
Change in Unrealized Depreciation on Investments	(16,196,430)
Net Realized and Unrealized (Loss) on Investments	(12,140,247)

Net Decrease in Net Assets from Operations	$ (11,462,637)

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2008	12/31/2007
From Operations:
Net Investment Income	$ 677,610	$ 713,312
Net Realized Gain on Investments	4,056,183	2,037,797
Net Unrealized Appreciation (Depreciation)	(16,196,430)	2,931,946
Increase (Decrease) in Net Assets from Operations	(11,462,637)	5,683,055
From Distributions to Shareholders:
Net Investment Income	(611,918)	(677,681)
Net Realized Gain from Security Transactions	(5,836,864)	(721,605)
Return of Capital	0	0
	(6,448,782)	(1,399,286)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	13,322,064	30,220,329
Shares issued in Reinvestment of Dividends	6,292,016	1,370,512
Cost of Shares Redeemed	(8,546,150)	(2,243,422)
Net Increase from Shareholder Activity	11,067,930	29,347,419

Net Increase in Net Assets	(6,843,489)	33,631,188

Net Assets at Beginning of Period	64,208,567	30,577,379
Net Assets at End of Period (b)	$ 57,365,078	$ 64,208,567

Share Transactions:
Issued	936,039	1,963,453
Reinvested	556,815	88,592
Redeemed	(607,312)	(143,693)
Net increase in shares	885,542	1,908,352
Shares outstanding beginning of Period	4,124,865	2,216,513
Shares outstanding end of Period	5,010,407	4,124,865

(a) Net of Redemption Fees of $3,754.
(b) Includes undistributed net investment income of $0 at December 31, 2008 and $35,631 at December 31, 2007.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004
Net Asset Value -
Beginning of Period	$ 15.57	$ 13.80	$ 13.09	$ 12.84	$ 11.27
Net Investment Income (Loss) *	0.15	0.23	0.24	0.15	(0.02)
Net Gains or Losses on Securities
(realized and unrealized)	(2.80)	1.90	1.49	0.94	2.23
Total from Investment Operations	(2.65)	2.13	1.73	1.09	2.21

Distributions from Net Investment Income	(0.14)	(0.17)	(0.20)	(0.10)	-
Distributions from Capital Gains	(1.33)	(0.19)	(0.74)	(0.74)	(0.64)
Distributions from Return of Capital	-	-	(0.08)	-	-
	(1.47)	(0.36)	(1.02)	(0.84)	(0.64)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 11.45	$ 15.57	$ 13.80	$ 13.09	$ 12.84

Total Return	(16.87)%	15.43%	13.23%	8.53%	19.65%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 57,365	$ 64,209	$ 30,577	$ 17,175	$ 7,633

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.44%	1.49%	1.62%	1.90%	2.17%
Ratio of Net Income (Loss) to Average Net Assets	1.12%	1.53%	1.64%	0.68%	(0.54)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%	1.79%
Ratio of Net Income (Loss) to Average Net Assets	1.06%	1.53%	1.77%	1.10%	(0.16)%

Portfolio Turnover Rate	66.37%	27.11%	29.44%	27.88%	71.66%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2008

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008.  In accordance with FAS 157, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, etc.)

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2008

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

Valuation Inputs

Investment in Securities

Level 1 – Quoted Prices                                                            $58,594,512

Level 2 – Other Significant Observable Inputs

            -

Level 3 – Significant Unobservable Inputs                                                 -

       Total

         $58,594,512

In March 2008, the FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2008

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective June 29, 2007, the Fund adopted FIN 48 which had no material impact on the Fund's financial statements.  At December 31, 2008 four tax years are open: December 31, 2005 – December 31, 2008.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended December 31, 2008 undistributed net investment income was decreased by $101,323 and accumulated net realized gain was increased by $101,323.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2008, $3,754 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2008, the Adviser earned $795,679 in Advisor fees.  At December 31, 2008 the Fund owed the Adviser a net fee of $36,733 for recapture of prior years expense waivers. An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through December 31, 2008.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At December 31, 2008, the Advisor may recapture $27,914 no later then December 31, 2009. In 2008 Adviser received $32,093 of $51,592 available for reimbursement of prior expense waivers.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $29,502,118 and $18,025,129 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 is as follows:

	2008	2007
Net Investment Income	$ 1,083,001	$ 677,681
Long Term Capital Gain	$ 5,365,781	$ 721,605

* The Fund designated $5,365,781 as a long term capital gain dividend pursuant to Internal Revenue Code Section 852 (b) (3).

At December 31, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $70,222,505

Gross tax unrealized appreciation                                                                       $2,592,774

Gross tax unrealized depreciation                                                                     (14,220,767)

Net tax unrealized depreciation                                                                         (11,627,993)

Accumulated realized loss on investments –net                                                       161,420

Accumulated Loss                                                                                           $ (11,466,573)

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                             DECEMBER 31, 2008

    PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the year ended December 31, 2008, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (53)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (75)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (53)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (43)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400,

Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended December 31, 2008.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February  14, 2009

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2008	December 31, 2008	July 1,2008 to December 31, 2008

Actual	$1,000.00	$918.58	$7.21
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/08      FYE 12/31/07

Audit fees                                                                                     $11,900                $11,000

Tax fees                                                                                         $2,600                   $2,500

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/08    FYE 12/31/07

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto.

(a) Advisory Agreement

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 9, 2009